LEASES - Components of operating lease costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Operating lease costs
Fixed lease cost	$ 9,850	$ 10,979	$ 9,271
Variable lease cost	393	477	260
Sublease income	(173)	(1,167)	(1,516)
Total net lease costs	$ 10,070	$ 10,289	$ 8,015